Dear Unitholder:
   What a difference a year makes. In 1994, only two of the 24 investment categories tracked by CDA/Wiesenberger posted positive results while the Standard and Poors 500 finished up a meager 1.3%. In 1995, all 24 categories had positive results with the worst performing group, Gold and Precious Metals, up 2.0% and the best performing group, Health Care, up 47.6% and the S&P 500 up 37.5%. In 1994 the Federal Reserve began a series of upward movements on interest rates in an effort to curb speculation in the credit markets. The success achieved by the Fed caused the bond market to have the worst year since 1927. The U. S. economy in 1995 provided the Fed with a low and sustainable growth rate coupled with a low, and declining, rate of inflation. These factors led the Fed to reverse its course of tightening monetary policy which fueled both the equity and fixed income markets.

   During 1996, we expect that the Fed will continue to trim short term interest rates as evidence of a domestic economic slowdown continues and inflation at the consumer and wholesale levels continues to decline. Currently, the Fed Funds rate is at 5.25% and inflation is approximately 2.25% which translates to a real Fed Funds rate of 3%. The historical average for real Fed Funds is around 1%. If we can expect that the real Fed Funds rate will revert to its historical mean, then either inflation is going to rise or the Fed has room to continue to lower the Fed Funds target rate. Although commodity prices would appear to be rising, the real driver of inflation is rising wage pressure which is not evident and would appear to be declining as measured by unit labor costs.

   Declining interest rates during the first half of 1996 should continue to propel the equity markets higher. That's the good news. The bad news is that we feel that the economic slowdown experienced in 1996 might become a recession in 1997. We also believe that earnings disappointments at the tail end of a strong bull market often mean that the share prices for the companies that disappoint Wall Street expectations are treated rather harshly. As 1996 unfolds there will be more declines in earnings estimates as well as an increase of negative earnings surprises. This process is associated with a phenomenon known as sector rotation. Sector rotation is defined by large flows of investment capital exiting a particular economic or investment sector. Technology issues suffered from a sector rotation in the final four months of 1995. Mutual funds that concentrate their investment objectives in technology were up on average 38.2% compared with 37.5% for the S&P 500. However, technology stocks had fallen out of favor in the final four months of 1995 and in a classic example of sector rotation the S&P 500 outperformed technology mutual funds by 13.7 percentage points in only four months. The financial press is fond of stating that this has been the longest bull market in history without a correction in the Dow Jones Industrial Average (DJIA). We believe that the sector rotation phenomenon over the past few years has to some extent satisfied the need for a correction in the overall market.

   Investment portfolio managers have only three decisions to make every day of their professional lives. Do I buy, sell or hold on to a given security? During a sector rotation, the portfolio manager must decide if this rotation is a temporary anomaly due to the short-term performance pressures placed on mutual fund portfolio managers; or is this rotation out of a sector a fundamental change in the prospects for that industry and for the individual companies that comprise the industry. If the rotation is only temporary, then the portfolio manager should buy more shares of this sector because the prices are low and represent a relative bargain. If the rotation is of a more long-term nature the portfolio manager must sell his shares and find another area in which to invest.

   We believe that the sector rotation out of technology stocks in the final four months of 1995 was a temporary rotation which has provided some outstanding bargains and we have accumulated significant positions in the shares of some technology issues that we feel provide compelling valuations.

   The second area of caution for 1996 is when the market perceives that the Fed is finished easing interest rates. 1994 was a good example of how the financial markets react to a more restrictive monetary policy by the Fed and 1995 was demonstrative of the positive impact of a more lenient monetary policy. The inflection point for declining interest rates to flatten or rise will have negative implications for both the equity and the bond markets.

   THE EQUITY PORTFOLIO

   The Equity portfolio rose 25.90 % in 1995. Our peer group, funds with an investment objective of long-term growth, average and the S&P 500 were
   up 30.1% and 37.5%, respectively.   Net  assets in the portfolio grew by
   almost $2.7 million or 46%. The portfolio suffered in January and during the final quarter from sector rotations out of deep cyclical issues and technology, respectively. We believe that the rotation out of technology in the final quarter of 1995 was based on short-term concerns of institutional investors rather than a meaningful change in
   the  future  prospects  for  the  group.   We  do anticipate  that  1996
   semiconductor earnings will be closer to a 20% growth rate rather than the 45% experienced in 1995. However, we believe that the high quality companies in an industry with a twenty percent growth rate deserve to trade at least on a par with the market's price to earnings multiple. There are several companies in our portfolio that are trading at substantial discounts to the market but have significantly better growth prospects for 1996.

   As the market was rotating out of these issues, we made a conscious effort to increase our exposure to the group and to take advantage of a short-term aberration in the market's valuation for the group. This decision had an adverse impact on the equity portfolio's overall performance for 1995, but we feel was the correct strategy for 1996. We are also weighted in telecommunications, credit card issuers and select large capitalization companies that represent compelling individual investments within their respective industries.

   THE BOND PORTFOLIO

   1995 was a great year for bond funds. Our portfolio was up 22.38% compared with the average corporate bond fund in our peer group, up 15.8%, and the Lehman Brothers Intermediate Government/Corporate Bond Index which was up 15.33%. Intermediate maturities saw the largest decline in yield, and rise in price, with yield decreasing more than two percent. This caused our bond portfolio to have a dramatic appreciation in 1995. 1994's bond market rout caused a significant level of redemptions from unitholders. Those redemptions caused us to sell positions and thus enter 1996 with relatively few holdings. This tightly concentrated portfolio coupled with the dramatic movement of the intermediate portion of the yield curve caused the outstanding performance for our current unitholders. Those of you who had the patience to weather the storm in 1994 were pleasantly rewarded in 1995 by the bond portfolio's resurgence. The bond portfolio's average maturity was shortened from the third quarter to year-end from 8 to 6.5 years and the weighted average coupon fell from 6.71% to 6.47%. We are also beginning to more heavily weight the portfolio toward higher credit rating issues, namely U.S. Treasury issues, in anticipation of a weakening economy over the course of 1996 and early 1997.


   Cordially,


   Robert J. Craugh
   Chairman, Supervisory Committee


   Gregory S. MacKay
   Treasurer


   Robert J. Swartout
   Secretary

            CANANDAIGUA NATIONAL COLLECTIVE INVESTMENT
                     FUND FOR QUALIFIED TRUSTS


SUPERVISORY COMMITTEE

Robert J. Craugh, Canandaigua, New York
Chairman
Retired, former Senior Vice President-Operations
The Canandaigua National Bank and Trust Company

Robert N. Coe, Bloomfield, New York
President and co-owner, W.W. Coe and Sons, Inc.
(Independent insurance agency)

Donald C. Greenhouse, Canandaigua, New York
President and Owner, Seneca Point Associates, Inc.
(Business and consulting firm)

Gregory S. MacKay, Canandaigua, New York
Treasurer, Canandaigua National Corporation
Senior Vice President, The Canandaigua National Bank and Trust Company

Robert J. Swartout, Macedon, New York
Vice President and Investment Officer
The Canandaigua National Bank and Trust Company

OFFICERS:

Robert J. Craugh, Chairman
Gregory S. MacKay, Treasurer
Robert J. Swartout, Secretary

OFFICES  OF  CANANDAIGUA  NATIONAL COLLECTIVE INVESTMENT FUND FOR QUALIFIED
TRUSTS:

72 South Main Street
Canandaigua, New York 14424

INVESTMENT ADVISOR AND TRANSFER AGENT OF ASSETS:

The Canandaigua National Bank and Trust Company
72 South Main Street
Canandaigua, New York 14424

CUSTODIAN OF ASSETS:

The Northern Trust Company
50 South La Salle Street
Chicago, Illinois 60675

LEGAL COUNSEL:

Stephen H. Waite, Esq.
Underberg & Kessler LLP
1800 Chase Square
Rochester, New York 14604

INDEPENDENT AUDITORS:

Morga Jones & Hufsmith, P.C.
25 North Street
Canandaigua, New York 14424

BOND PORTFOLIO SINCE INCEPTION
HOW A $10,000 INVESTMENT HAS GROWN

                BOND    LEHMAN INT GOV/CORP     BOND FUND AVG         CPI
OCT-92          10000           10000                 10000           10000
                 9998            9962                  9991            9962
                10060           10095                 10121           10095
                10100           10292                 10300           10292
                10150           10454                 10479           10454
                10120           10496                 10527           10496
                10100           10580                 10598           10580
                10050           10557                 10600           10557
                10160           10722                 10778           10722
                10130           10749                 10838           10749
                10310           10919                 11025           10919
                10360           10964                 11063           10964
                10340           10994                 11111           10994
                10280           10932                 11026           10932
DEC-93          10320           10982                 11084           10982
                10460           11104                 11221           11104
                10320           10940                 11043           10940
                10060           10760                 10818           10760
                 9930           10686                 10725           10686
                 9870           10694                 10710           10694
                 9950           10695                 10687           10695
                10220           10849                 10832           10849
                10210           10883                 10857           10883
                 9980           10783                 10751           10783
                 9960           10781                 10736           10781
                 9930           10732                 10701           10732
DEC-94           9980           10770                 10738           10770
                10200           10952                 10884           10952
                10450           11179                 11094           11179
                10730           11243                 11166           11243
                10980           11382                 11315           11382
                11430           11726                 11688           11726
                11530           11805                 11759           11805
                11460           11806                 11745           11806
                11630           11914                 11865           11914
                11740           12000                 11974           12000
                11870           12134                 12109           12134
                12080           12293                 12265           12293
DEC-95          12160           12422                 12421           12422

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

EQUITY PORTFOLIO SINCE INCEPTION
HOW A $10,000 INVESTMENT HAS GROWN

                  CNB EQUITY       S&P 500       GROWTH FUND       CPI
                                                     AVG
OCT-92               9870            9870            9870           9870
                     10140           10194           10348          9884
                     10250           10322           10539          9874
                     10060           10419           10672          9926
                     10130           10554           10543          9960
                     10330           10776           10851          9995
                     10180           10527           10542          10023
                     10320           10791           10924          10037
                     10270           10824           10955          10051
                     10080           10791           10941          10051
                     10510           11188           11385          10079
                     10530           11102           11493          10100
                     10910           11342           11657          10141
                     10670           11221           11447          10148
DEC-93               10840           11360           11780          10148
                     11430           11755           12138          10176
                     11120           11428           11981          10211
                     10690           10931           11431          10246
                     10660           11083           11481          10260
                     10840           11247           11522          10267
                     10660           10973           11151          10302
                     11130           11345           11444          10329
                     11410           11798           11967          10371
                     10930           11507           11757          10399
                     11140           11775           11925          10406
                     10700           11337           11483          10420
DEC-94               10900           11503           11597          10420
                     10580           11810           11677          10462
                     11070           12264           12110          10503
                     11480           12627           12438          10538
                     11840           13009           12691          10573
                     12230           13510           13050          10594
                     12580           13826           13567          10615
                     13450           14292           14201          10615
                     13640           14315           14317          10643
                     13770           14916           14710          10663
                     13760           14871           14464          10698
                     14040           15511           14990          10709
DEC-95               13710           15812           15084          10720

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

                        CANANDAIGUA NATIONAL COLLECTIVE
                     INVESTMENT FUND FOR QUALIFIED TRUSTS

                          FINANCIAL STATEMENTS AS OF

                               DECEMBER 31, 1995

                                 TOGETHER WITH

                         INDEPENDENT AUDITORS' REPORT

                        CANANDAIGUA NATIONAL COLLECTIVE
                     INVESTMENT FUND FOR QUALIFIED TRUSTS


                               TABLE OF CONTENTS


                                                PAGE

Independent Auditors' Report                      1
Statement of Assets and Liabilities               2
Statement of Operations                           3
Statement of Changes in Net Assets                4
Schedule of Portfolio Investments                 5
Notes to Financial Statements                     7
Selected Per-Share Data and Ratios               10

                         INDEPENDENT AUDITORS' REPORT




The Canandaigua National Collective Investment
  Fund for Qualified Trusts:

We have audited the accompanying statement of assets and liabilities of the Canandaigua National Collective Investment Fund for Qualified Trusts including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1995 and 1994 and the selected per-share data and ratios for the years ended December 31, 1995, 1994 and 1993, and for the period from inception (September 9, 1992) through December 31, 1992. These financial statements and per-share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We  conducted  our  audit  in  accordance  with  generally  accepted   auditing
standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and selected per-share data and ratios referred to above present fairly, in all material respects, the financial position of the Canandaigua National Collective Investment Fund for Qualified Trusts as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the years ended December 1995 and 1994, and the selected per-share data and ratios for the years ended December 31, 1995, 1994 and 1993 and for the period from inception (September 9, 1992) through December 31, 1992, in conformity with generally accepted accounting principles.


/s/MORGA JONES & HUFSMITH, P.C.

Canandaigua, New York
January 19, 1996

              CANANDAIGUA NATIONAL COLLECTIVE
           INVESTMENT FUND FOR QUALIFIED TRUSTS
            STATEMENT OF ASSETS AND LIABILITIES
                     December 31, 1995
                                                                   Portfolio
                                                            Bond                 Equity                  Total
                          ASSETS

INVESTMENT SECURITIES AT MARKET (bond portfolio cost -      $388,051             $8,335,087              $8,723,138
  $383,499; equity portfolio cost - $8,164,241)
CASH AND CASH EQUIVALENT                                      32,899                 93,192                 126,091
RECEIVABLES FOR:
  Dividends and accrued interest                               7,637                 11,438                  19,075
       Total assets                                          428,587              8,439,717               8,868,304

                        LIABILITIES
PAYABLES FOR:
  Purchases of investments                                  (19,971)                 0                      (19,971)
  Management fee                                               (171)                 (7,148)                 (7,319)
       Total liabilities                                    (20,142)                 (7,148)                (27,290)

NET ASSETS AT DECEMBER 31, 1995 - Equivalent to $12.25
        per unit for bond portfolio and $13.71 per
        unit for equity portfolio, based on 33,340
        units and 615,264 units outstanding for bond
        and equity portfolios, respectively                $408,445              $8,432,569              $8,841,014

             CANANDAIGUA NATIONAL COLLECTIVE
          INVESTMENT FUND FOR QUALIFIED TRUSTS
                 STATEMENT OF OPERATIONS
                   For the Year Ended
                    December 31, 1995
                                                                  Portfolio
                                                           Bond                  Equity                 Total
INVESTMENT INCOME:
  Interest income                                         $20,992                $5,682                 $26,674
  Dividend income                                           1,322                94,969                  96,291
  Miscellaneous income                                      4,413                 1,848                   6,261
                                                           26,727               102,499                 129,226
EXPENSES:
  Investment management fee                                (1,653)              (70,751)                (72,404)
  Custodial fees                                           (1,061)               (2,719)                 (3,780)
  Auditing and accounting fees                               (261)               (5,863)                 (6,124)
  Taxes - other                                                0                    (45)                    (45)
                                                           (2,975)              (79,378)                (82,353)
          Net investment income                            23,752                23,121                  46,873

REALIZED GAIN (LOSS) AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss)                                  (665)              1,254,685              1,254,020
  Net unrealized gain (loss)                              42,615                 269,048                311,663
          Net realized gain (loss) and unrealized gain    41,950               1,523,733              1,565,683
(loss) on investments
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                             $65,702              $1,546,854             $1,612,556

                CANANDAIGUA NATIONAL COLLECTIVE
             INVESTMENT FUND FOR QUALIFIED TRUSTS
              STATEMENT OF CHANGES IN NET ASSETS
                      For the Years Ended
                  December 31, 1995 and 1994
                                                                         Portfolio
                                                                 Bond                  Equity                 Total
FOR THE YEAR ENDED DECEMBER 31, 1995:
OPERATIONS:
  Net investment income                                         $23,752                $23,121                $46,873
  Net realized gain (loss) on investments                          (665)             1,254,685              1,254,020
  Net unrealized gain (loss) on investments                      42,615                269,048                311,663
          Net increase (decrease) in net assets resulting from   65,702              1,546,854              1,612,556
operations
DISTRIBUTIONS TO UNIT HOLDERS                                   (46,524)              (555,722)              (602,246)
UNIT SHARE TRANSACTIONS:
  Proceeds from units sold                                       91,141               1,664,731              1,755,872
TOTAL INCREASE (DECREASE) IN NET ASSETS                         110,319               2,655,863              2,766,182
NET ASSETS:
  Beginning of year                                             298,126               5,776,706              6,074,832
  End of year                                                  $408,445              $8,432,569             $8,841,014
FOR THE YEAR ENDED DECEMBER 31, 1994:
OPERATIONS:
  Net investment income                                         $25,805                 $35,063                $60,868
  Net realized gain (loss) on investments                       (14,147)                 45,149                 31,002
  Net unrealized gain (loss) on investments                     (35,140)                (74,640)              (109,780)
     Net increase (decrease) in net assets
     resulting from operations                                  (23,482)                  5,572                (17,910)

DISTRIBUTIONS TO UNIT HOLDERS                                  (332,758)               (462,796)              (795,554)

UNIT SHARE TRANSACTIONS:
  Proceeds from units sold                                       99,222               3,121,640              3,220,862

TOTAL INCREASE (DECREASE) IN NET ASSETS                        (257,018)              2,664,416              2,407,398

NET ASSETS:
  Beginning of year                                             555,144               3,112,290              3,667,434
  End of year                                                  $298,126              $5,776,706             $6,074,832

                    CANANDAIGUA NATIONAL COLLECTIVE
                 INVESTMENT FUND FOR QUALIFIED TRUSTS
                   SCHEDULE OF PORTFOLIO INVESTMENTS
                           December 31, 1995
                            BOND PORTFOLIO

                                                                                                      Market
                                                                        Cost                           Value
CASH AND CASH EQUIVALENT:
  Canandaigua National Bank and Trust Company Investment Cash          $32,899                        $32,899
U.S. GOVERNMENT NOTES & BONDS:
  10,000 US Treasury Note (2 year), 5.875%, July 1997                    9,985                         10,100
  15,000 US Treasury Note (2 year), 5.750%, September 1997              14,969                         15,135
  10,000 US Treasury Note (2 year), 5.25%, January 1998                  9,992                          9,992
  10,000 US Treasury Note, (3 year) 6.125%, May 1998                     9,989                         10,197
  15,000 US Treasury Note, 6.250%, August 2000                          14,924                         15,520
  25,000 US Treasury Note (5 year), 6.125%, September 2000              24,983                         25,759
  10,000 US Treasury Note (5 year), 5.500%, January 2001                 9,978                          9,978
  10,000 US Treasury Bond (10 year), 5.875%, November 2005               9,981                         10,222
                                                                       104,801                        106,903
CORPORATE BONDS:
  10,000 McDonnell Douglas Corp., 8.625%, April 1997                    10,613                         10,325
  15,000 Salomon, Inc., 6.700%, December 1998                           15,119                         15,110
  30,000 General Motors Acceptance Corp., 7.000%, March 2000            30,991                         31,181
  10,000 Ford Motor CR Co., 6.850%, August 2000                         10,004                         10,367
  15,000 Lockheed Corp., 6.750%, March 2003                             15,900                         15,666
  20,000 Coca Cola Co., 6.000%, July 2003                               19,962                         20,081
  25,000 RJR Nabisco, Inc., 7.625%, September 2003                      24,406                         24,656
  25,000 Eastman Chemical, 6.375%, January 2004                         25,141                         25,328
  25,000 Sears Roebuck & Co., 6.250%, January 2004                      23,680                         25,031
  20,000 Pacific Bell, 6.250%, March 2005                               19,600                         20,200
  30,000 Citicorp, 6.750%, August 2005                                  30,853                         31,059
  30,000 Merrill Lynch & Co., 6.250%, August 2008                       29,681                         29,419
                                                                       255,950                        258,423
PREFERRED STOCK:
     900 Bear Stearns Class B                                           22,748                         22,725
EXCESS OF PAYABLES OVER RECEIVABLES                                    (12,505)                       (12,505)
                                                                      $403,893                       $408,445

                   CANANDAIGUA NATIONAL COLLECTIVE
                INVESTMENT FUND FOR QUALIFIED TRUSTS
                  SCHEDULE OF PORTFOLIO INVESTMENTS
                          December 31, 1995
                          EQUITY PORTFOLIO
                                                                                                      Market
                                                                      Cost                            Value
CASH AND CASH EQUIVALENT:
  Canandaigua National Bank and Trust Company Investment Cash         $93,192                        $93,192
COMMON STOCK:
  8,500 Airtouch Communications                                       239,039                        239,062*
  9,500 Applied Materials                                             442,786                        374,063*
  12,000 Bear Stearn's Co.                                            244,958                        238,500
  12,500 Canandaigua Wine Company Class A                             403,677                        407,813*
  12,500 Cap 1 Financial                                              334,018                        298,437*
  6,500 Dean Witter, Discover & Co.                                   333,673                        305,500
  12,600 Deere & Co.                                                  364,732                        444,150
  6,000 Disney (Walt) Co.                                             271,587                        353,250
  6,000 Eastman Chemical Co.                                          364,863                        374,250
  4,000 Eastman Kodak Co.                                             274,605                        268,000
  13,000 Frontier Corp.                                               357,666                        390,000
  4,000 Goodyear Tire & Rubber Co.                                    174,739                        181,500
  5,000 Hewlett Packard Co.                                           394,368                        418,750
  5,000 Horizons/CMS Healthcare Corp.                                 114,984                        126,250*
  6,000 Intel Corp.                                                   374,643                        340,500
  15,000 LCI International, Inc.                                      266,452                        307,500*
  6,000 Merck & Co., Inc.                                             321,214                        393,750
  9,600 Molex Inc.                                                    331,218                        304,800
  3,000 Motorola, Inc.                                                167,506                        171,000
  20,000 National Semiconductor Corp.                                 510,184                        442,500*
  6,000 Officemax, Inc.                                               124,113                        134,250*
  2,500 Owens Corning Fiberglass Corp.                                107,184                        112,187
  12,500 Petsmart, Inc.                                               374,099                        387,500*
  7,000 Staples, Inc.                                                 160,134                        170,625*
  6,300 Texas Instruments, Inc.                                       354,737                        324,450
  5,000 U.S. Robotics                                                 416,777                        438,750
  11,000 World Communications                                         340,286                        387,750*
                                                                    8,164,242                      8,335,087
EXCESS OF RECEIVABLES OVER PAYABLES                                     4,290                          4,290
                                                                   $8,261,724                     $8,432,569
*  Non-income producing securities

                        CANANDAIGUA NATIONAL COLLECTIVE
                     INVESTMENT FUND FOR QUALIFIED TRUSTS
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995



(1)      ORGANIZATION

      Canandaigua National Collective Investment Fund for Qualified Trusts (the Collective Trust) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Collective Trust is designed for the investment of retirement funds held in certain qualified trusts. It was formed in September, 1992.

      The Canandaigua National Bank and Trust Company (the Company) is trustee of the Collective Trust (see Note 3).


(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      VALUATION OF SECURITIES AND INCOME RECOGNITION -

      Investment securities are stated at market value based upon closing sales prices reported on recognized securities exchanges on the last business day of the year or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices on that date. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Collective Trust if acquired within 60 days of maturity or, if already held by the Collective Trust on the 60th day, based on the value determined on the 61st day. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Supervisory Committee of the Collective Trust.

      As is customary in the industry, securities transactions are accounted for on the date the securities are purchased or sold. Interest income is reported on the accrual basis. Dividend income is recorded on the ex-dividend date (see Note 4).

      INCOME TAXES -

      It is the policy of the Collective Trust to comply with applicable requirements of the Internal Revenue Code. The Collective Trust is exempt from Federal income tax under Section 408 (e) of the Internal Revenue Code with respect to interests in the Collective Trust which are attributable to individual retirement trust accounts maintained in conformity with Section 408 (e) of the Internal Revenue Code, and exempt from Federal income tax under Section 501 (a) of the Internal Revenue Code with respect to interests in the Collective Trust which are attributable to pension or profit-sharing trusts (including those benefiting self-employed individuals) maintained in conformity with
      Section 401 (a) of the Internal Revenue Code. The Collective Trust is also not subject to taxation in New York State. For Federal income tax purposes, income earned by the Collective Trust is not taxable to participating trusts or participants until a participant receives a distribution from the Collective Trust. Withdrawals from the Collective Trust which are paid to participating trusts can be made at any time by participating trusts without penalty and without the amount withdrawn being subject to Federal income tax.

                        CANANDAIGUA NATIONAL COLLECTIVE
                     INVESTMENT FUND FOR QUALIFIED TRUSTS
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31,1995

(3)   AGREEMENTS

      The Company is the trustee of the Collective Trust under a Declaration of Trust dated September 9, 1992. Subject to the direction of the Supervisory Committee of the Collective Trust, which performs the duties and undertakes the responsibilities of the Board of Directors of an investment company, the Company manages all of the business and affairs of the Collective Trust.

      The Collective Trust has entered into an Investment Management Agreement with the Company dated October 6, 1992. The Company will manage the investment of the assets of each retirement portfolio in conformity with the stated objectives and policies of that portfolio. For these services, the Collective Trust will pay investment management fees to the Company, at the rate of 1% of assets annually. During 1994 the Supervisory Committee authorized a reduction of this fee for the bond portfolio to .5%.

      The Company will be responsible for certain other expenses incurred in the administration of the Collective Trust. The Company will reimburse the Collective Trust for the amount by which the expenses exceed the lower of (1) 1.5% of the average daily value of the Collective Trust's net assets during its fiscal year or (2) the most restrictive expense limitation applicable to the Collective Trust imposed by the securities laws of any state in which the units of the Collective Trust are sold.


(4)   OTHER  DISCLOSURES

      SECURITIES PURCHASES AND SALES -

      During the year ended December 31, 1995, purchases and sales of investment securities, excluding cash and cash equivalent, amounted to the following:

                                                         PORTFOLIO
                                                 BOND              EQUITY
Purchases                                       $129,532         $27,972,953
Sales                                           $ 47,214         $26,750,589

      The following is a summary of investment activity since June 30, 1995:

                                                 BOND              EQUITY

Purchases                                       $ 99,965         $16,692,226
Sales -  cost                                   $ 31,060         $14,734,312
            gain                                       -             949,628
Total proceeds                                  $ 31,060         $15,683,940
Maturities                                      $ 19,578          $       -

                        CANANDAIGUA NATIONAL COLLECTIVE
                     INVESTMENT FUND FOR QUALIFIED TRUSTS
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31,1995

(4)   OTHER DISCLOSURES (continued)

      UNREALIZED GAINS (LOSSES) ON INVESTMENTS -

      Gross unrealized gains (losses) on investments are as follows as of December 31, 1995:

                                                           PORTFOLIO
                                                        BOND         EQUITY
Gross unrealized gains (losses)                      $ 4,601      $ 170,846

 CANANDAIGUA NATIONAL COLLECTIVE
 INVESTMENT FUND FOR QUALIFIED TRUSTS
  SELECTED PER-SHARE DATA AND RATIOS

                                                          Portfolios
                                                      Bond                                                    Equity
                                 1995           1994        1993           1992 (a)     1995       1994       1993        1992(a)
                                                                  (restated)                                       (restated)
PER-SHARE INCOME AND CAPITAL
 CHANGES (for a share outstanding
 throughout each year):
     Investment income           $0.91          $0.70       $0.53           (b)         $0.18      $0.19      $0.30          (b)
     Expenses                    (0.10)         (0.08)      (0.11)          (b)         (0.14)     (0.12)     (0.12)         (b)
          Net investment income   0.81           0.62        0.42           (b)          0.04       0.07       0.18          (b)
     Net realized and unrealized gain (loss)
      on investments              1.43           (1.09)      0              (b)         2.78       (0.03)      0.41          (b)
          Net increase (decrease) in net asset
           value                  2.24           (0.47)      0.42            (b)         2.82       0.04       0.59         (b)
     Net asset value:
       Beginning of year         10.01          10.48       10.06       0               10.89      10.85      10.26      0
       End of year              $12.25         $10.01      $10.48      $10.06          $13.71     $10.89     $10.85     $10.26

RATIOS OF EXPENSES TO AVERAGE
 NET ASSETS                      0.89%          0.77%       1.14%           (b)         1.11%      1.09%      1.18%          (b)
RATIO OF NET INVESTMENT INCOME
 TO AVERAGE NET ASSETS           7.11%          6.16%       4.18%           (b)         0.32%      0.69%      1.70%          (b)
PORTFOLIO TURNOVER              14.13%         24.45%      62.96%          (b)         375.30%    234.81%    165.68%        (b)
NUMBER OF SHARES OUTSTANDING
 AT END OF YEAR                 33,340         29,788      52,972      6,088           615,264    530,395    286,395      9,086
(a) - For the period from inception (September 9, 1992) through December 31, 1992.
(b) - Insignificant